UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 11, 2007

STERLING FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Washington	0-20800	91-1572822
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)
111 North Wall Street, Spokane, Washington 99201
(Address of principal executive offices) (Zip Code)
(509) 458-3711
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4

INFORMATION TO BE INCLUDED IN THE REPORT
Item 7.01 Regulation FD Disclosure.
     The information disclosed in Item 8.01 below is incorporated herein by reference.
     A copy of the joint press release issued by Sterling Financial Corporation (“Sterling”) and North Valley Bancorp (“North Valley”) on April 11, 2007 announcing the signing of an Agreement and Plan of Merger (the “Merger Agreement”) is included as Exhibit 99.1 to this report. A copy of a slide presentation that Sterling is presenting to investors on April 11, 2007 is included as Exhibit 99.2 to this report. A copy of a memo that Sterling sent to its employees on April 11, 2007 is included as Exhibit 99.3 to this report. A copy of a memo that North Valley sent to its employees on April 11, 2007 is included as Exhibit 99.4 to this report.
Item 8.01. Other Events.
     On April 11, 2007, Sterling and North Valley, the parent company of North Valley Bank, announced that they had entered into the Merger Agreement, pursuant to which North Valley will merge with and into Sterling, with Sterling being the surviving corporation.
     Additional Information And Where To Find It
     Sterling intends to file with the Securities and Exchange Commission a registration statement on Form S-4, and North Valley expects to mail a proxy statement/prospectus to its security holders, containing information about the transaction. Investors and security holders of Sterling and North Valley are urged to read the proxy statement/prospectus and other relevant materials when they become available because they will contain important information about Sterling, North Valley and the proposed merger. In addition to the registration statement to be filed by Sterling and the proxy statement/prospectus to be mailed to the security holders of North Valley, Sterling and North Valley file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other relevant documents (when they become available) and any other documents filed with the Securities and Exchange Commission at its website at www.sec.gov. The documents filed by Sterling may also be obtained free of charge from Sterling by requesting them in writing at Sterling Financial Corporation, 111 North Wall Street, Spokane, WA 99201, or by telephone at (509) 227-5389. In addition, documents filed with the SEC by Sterling can be obtained, without charge, by directing a request to Sterling Financial Corporation, 111 North Wall Street, Spokane, Washington 99201, Attn: Investor Relations, telephone (509) 227-5389 or on Sterling’s website at www.sterlingfinancialcorporation-spokane.com. The documents filed by North Valley may also be obtained by requesting them in writing at North Valley Bancorp, 300 Park Marina Circle, Redding, CA 96001 or by telephone at (530) 226-2900. In addition, investors and security holders may access copies of the documents filed with the Securities and Exchange Commission by North Valley on its website at www.northvalleybank.com.
     Sterling, North Valley and their respective officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of North Valley with respect to the transactions contemplated by the proposed merger. Information regarding Sterling’s officers and directors is included in Sterling’s proxy statement for its 2007 annual meeting of shareholders filed with the Securities and Exchange Commission on March 15, 2007. Information regarding North Valley’s officers and directors is included in North Valley’s proxy statement for its 2006 annual meeting of shareholders filed with the Securities and Exchange Commission on April 25, 2006. A description of the interests of the directors and executive officers of Sterling and North Valley in the merger will be set forth in North Valley’s proxy statement/prospectus and other relevant documents filed with the Securities and Exchange Commission when they become available.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits
99.1	Joint Press Release dated April 11, 2007.

99.2	Slide presentation of Sterling dated April 11, 2007.

99.3	Memo from Sterling to its employees dated April 11, 2007.

99.4	Memo from North Valley to its employees dated April 11, 2007.
* * *
     This Form 8-K and the Exhibits hereto may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about: (i) the benefits of the merger between Sterling and North Valley, including future financial and operating results, cost savings, enhancements to revenue and accretion to reported earnings that may be realized from the merger; (ii) Sterling’s or North Valley’s plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the management of Sterling and North Valley and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of numerous possible uncertainties.
     The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Sterling and North Valley may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities and cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer losses and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; (5) the shareholders of North Valley may fail to approve the merger; (6) adverse governmental or regulatory policies may be enacted; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in Sterling’s and North Valley’s markets could adversely affect operations; and (10) an economic slowdown could adversely affect credit quality and loan originations. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Sterling’s and North Valley’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC’s website at www.sec.gov.
     Sterling cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Sterling or any person acting on Sterling’s behalf are expressly qualified in their entirety by the cautionary statements above. Sterling does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STERLING FINANCIAL CORPORATION
(Registrant)

April 11, 2007	By:	/s/ Daniel G. Byrne
Date		Daniel G. Byrne
Executive Vice President, Chief Financial Officer and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press Release dated April 11, 2007.

99.2	Slide presentation of Sterling dated April 11, 2007.

99.3	Memo from Sterling to its employees dated April 11, 2007.

99.4	Email from North Valley to its employees dated April 11, 2007.

4